                                                                EXHIBIT 10.55.3


                              AMENDMENT No. 2 TO

                                      THE

                             FIXED PRICE CONTRACT

                                    BETWEEN

                             PANAMSAT CORPORATION

                                      AND

                        BOEING SATELLITE SYSTEMS, INC.

                                      FOR

                       GALAXY 10R, GALAXY 4R AND OPTION

                SPACECRAFT, RELATED SERVICES AND DOCUMENTATION


                            CONTRACT No. 98-PAS-002

          AMENDMENT No. 2 TO THE FIXED PRICE CONTRACT FOR GALAXY 10R,
                             GALAXY 4R, AND OPTION
                SPACECRAFT, RELATED SERVICES AND DOCUMENTATION


This AMENDMENT No. 2 (the "Amendment"), entered into as of 15 December 2000, by and between PANAMSAT CORPORATION ("Buyer"), a Delaware corporation having a principal place of business at One Pickwick Plaza, Greenwich, Connecticut 06830, and BOEING SATELLITE SYSTEMS, INC. (formerly known as Hughes Space and Communications Company) ("Contractor"), a Delaware corporation having a principal place of business at 909 North Sepulveda Boulevard, El Segundo, California 90245, amends that certain Fixed Price Contract for GALAXY 10R, GALAXY 4R, and Option Spacecraft, Related Services and Documentation with an effective date of October 09, 1998 (Contract No. 98-PAS-002) (the "Agreement").


                                    RECITALS

     WHEREAS, Buyer and Contractor are party to the Agreement, providing for Buyer to purchase and Contractor to provide the Spacecraft, Documentation, and Related Services as therein specified;

     WHEREAS, the Parties now desire to amend the Agreement as a result of the Memorandum of Agreement for Purchase of a Replacement Spacecraft and Resolution of Open Issues on the HS601HP PanAmSat Domestics Contract dated October 16, 2000;

     WHEREAS, the Parties now desire to incorporate into the Agreement, for record purposes, price and schedule adjustments for (i) the launch vehicle change for Galaxy 4R, (ii) the ordering of Optional Spacecraft 1 and 2 (renamed PAS 9 and PAS 10), (iii) the parallel launch vehicle integration work, the high power test, and three axis vibration test for PAS 9; and (iv) the scope changes to PAS 10 as described in the Contractor's Change Proposal dated May 30, 2000;

     WHEREAS, the Parties now desire to incorporate the Exhibit A, Statement of Work, Exhibit B, Technical Specifications, and the Exhibit C, Test Plans, for PAS 10, and for record purposes, the Exhibit B, Technical Specifications for PAS 9.


                                   AGREEMENT

     NOW, THEREFORE, the Parties hereby agree to amend and restate the Agreement as follows:

1. All references to "Hughes Space and Communications Company" or "Hughes" are hereby amended to read "Boeing Satellite Systems, Inc."

Amendment No. 2                        1         Buyer________ Contractor_______
December 15, 2000

[***] Filed separately with the Commission pursuant to a request for confidential treatment.

2.   All references to Optional Spacecraft 1 are hereby amended to read "PAS 9".


3.   All references to Optional Spacecraft 2 are hereby amended to read "PAS
     10".

4.   ARTICLE 1.  EXHIBITS AND INCORPORATIONS:  Revised to incorporate the
     ---------------------------------------
     exhibits applicable to PAS 9 and PAS 10.


5.   ARTICLE 4.  DELIVERABLES AND SCHEDULE is hereby amended as follows:
     -------------------------------------

     Section 4.1:  The Shipment Date for PAS 9 (optional spacecraft 1) is
     -----------
                   January 27, 2000. The Shipment Date for PAS 10 (optional spacecraft 2) is February 19, 2001.

     Section 4.2:  Revised the date for Launch Vehicle designation to [***]
     -----------
                   months prior to the Spacecraft Shipment Date.


6.   ARTICLE 5.    PRICE is hereby amended as follows:
     -------------------

     Section 5.1:
     ------------

     Revised the price of subsection (b) from [***]

     Added subsections (c) and (d) to reflect the ordering of PAS 9 (optional spacecraft 1) and PAS 10 (optional spacecraft 2).

     (c)  For PAS 9, [***]

     (d)  For PAS 10, [***]


7.   ARTICLE 6.  PAYMENTS is hereby amended as follows:
     --------------------

     Section 6.2, Revised Table 6.2.2, Galaxy 4R Progress Payment Plan, to
     -----------
     reflect current price.  Added Payment Plans for PAS 9 and PAS 10.


8.   ARTICLE 7.  LIQUIDATED DAMAGES FOR LATE PERFORMANCE is hereby amended as
     ----------------------------------------------------
     follows:

     Section 37.1.1:  Revised paragraph (ii) to replace "any other Spacecraft
     --------------
                      purchased under this Contract" with "PAS 9" and added paragraph (iii) "with respect to PAS 10, at a rate of [***]" and paragraph (iv) "with respect to a

Amendment No. 2                        2         Buyer________ Contractor_______
December 15, 2000

[***] Filed separately with the Commission pursuant to a request for confidential treatment.

                      replacement spacecraft for PAS 10 (if ordered by Buyer pursuant to Paragraph 38.5), [***].

     Section 37.1.2:  Revised paragraph (ii) to replace "any other Spacecraft
     --------------
                      purchased under this Contract" with "PAS 9" and added paragraph (iii) "with respect to PAS 10, at a rate of [***] and added paragraph (iv) "with respect to a replacement Spacecraft for PAS 10 (if ordered by Buyer pursuant to Paragraph 38.5), [***] for such replacement Spacecraft.

     Section 37.5:    Revised to limit the total liquidated damages remaining at
     ------------
                      risk for PAS 10 to [***].

     Added Section 37.6 as follows:

     "Notwithstanding the above paragraphs 37.1, 37.2 and 37.5 in Article 37 above, and in accordance with the Memorandum of Agreement between the Buyer and the Contractor dated October 16, 2000, Buyer and Contractor agree that
     (i) the total amount of liquidated damages for PAS 9 shall be [***], plus any interest due in accordance with Article 6, Section 6.6 of this Contract (all unpaid amounts related thereto to be paid upon execution of Amendment No. 2), and (ii) in consideration for revising the delivery date for PAS 10 to February 19, 2001, and in addition to the amounts to which Buyer is entitled under Paragraphs 37.1.1 and 37.1.2, the Buyer shall receive [***]."


9.   ARTICLE 38.  OPTION SPACECRAFT:  Deleted all remaining options (for Option
     ------------------------------
     Spacecraft 3 and 4) with the exception of the option to procure a replacement Spacecraft in the event that PAS 10 is not successfully launched.


10.  EXHIBIT A.  STATEMENT OF WORK:  Added Exhibits A1 for PAS 10 Flight
     -----------------------------
     Spacecraft and A2 for PAS 10 Operations Products.


11.  EXHIBIT B.  SPACECRAFT SPECIFICATION:  Added Exhibits B3 for PAS 9 and B4
     ------------------------------------
     for PAS 10.


12.  EXHIBIT C.  SPACECRAFT INTEGRATION TEST PLAN:  Added Exhibit C1 for PAS 10.
     --------------------------------------------

13. EXHIBIT E. Added a Maximum Termination Liability Schedule for a PAS 10 replacement spacecraft (if ordered).

Amendment No. 2                        3         Buyer________ Contractor_______
December 15, 2000

[***] Filed separately with the Commission pursuant to a request for confidential treatment.

14.  EXHIBIT F.  OPTION SPACECRAFT PAYMENT PLAN:  Added a payment plan for the
     ------------------------------------------
     option for a PAS 10 replacement spacecraft.


15. Each capitalized term used but not defined in this Amendment shall have the same meaning described to such term in the Agreement. Except as amended by this Amendment, the Agreement shall continue in full force and effect.


16. For clarity and continuity purposes, replacement pages of the Contract are attached hereto, and are designated with "Amendment No. 2" in the lower left hand corner. There are no other Amendments to the Contract except as expressly set forth herein.


IN WITNESS WHEREOF, the Parties have executed this Amendment No. 2 to the GALAXY 10R, GALAXY 4R and Option Agreement, Contract No. 98-PAS-002.

BOEING SATELLITE SYSTEMS, INC.

By     _____________________________________________
                   Lisa Dreim
       ---------------------------------------------
                   (printed)

Title  Vice President, Contracts and Cost Estimating
       ---------------------------------------------
Date                December 15, 2000
       ---------------------------------------------

PANAMSAT CORPORATION

By     _________________________         By    __________________________

       _________________________               __________________________
               (printed)                                (printed)


Title  _________________________         Title __________________________


Date   _________________________         Date  __________________________

Amendment No. 2                        4         Buyer________ Contractor_______
December 15, 2000

[***] Filed separately with the Commission pursuant to a request for confidential treatment.

ARTICLE 1.  EXHIBITS AND INCORPORATIONS

     The following documents are hereby incorporated and made a part of this Contract with the same force and effect as though set forth herein:

     1.1A  Exhibit A - Statement of Work - dated October 9, 1998.

     1.1B Exhibit A1 - PAS 10 Statement of Work , Flight Spacecraft - dated 6 October 1999.

     1.1C Exhibit A2 - PAS 10 Statement of Work, Operations Products - dated 13 October 1999.

     1.2A Exhibit B1 - Domestic 1 (Galaxy 10R) Spacecraft Specification - dated October 9, 1998.

     1.2B Exhibit B2 - Domestic 2 (Galaxy 4R) Spacecraft Specification - dated October 9, 1998 (subject to completion in accordance with Paragraph 8.6).

     1.2C  Exhibit B3 - PAS 9 Spacecraft Specification - dated 28 May 1999.

     1.2D  Exhibit B4 - PAS 10 Spacecraft Specification - dated 31 October 2000.

     1.3A  Exhibit C - Spacecraft Integration Test Plan - dated October 9, 1998.

     1.3B Exhibit C1 - PAS 10 Spacecraft Integration Test Plan - dated 8 October 1999.

     1.4   Exhibit D - Product Assurance Plan - dated October 9, 1998.

     1.5   Exhibit E - Maximum Termination Liability Schedule.

     1.6   Exhibit F - Option Spacecraft Payment Plan.

     1.7   Exhibit G - Sample Incentives Obligations Payment Schedule.

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     1.8   Exhibit H - Certain Documentation.

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

ARTICLE 4.  DELIVERABLES AND SCHEDULE

4.1 The following deliverables to be furnished under this Contract shall be furnished at the designated location(s) on or before the dates specified below:

---------------------------------------------------------------------------------------------------------------
                                     Date of Shipment, Delivery            Location of Shipment,
         Deliverable(s)                    or Performance                 Delivery or Performance
===============================================================================================================
1A.  One Galaxy 10R                      September 25, 1999 (the       .  Shipped from Contractor's facility
     Spacecraft                          "Shipment Date")1             .  Delivery Site at Launch Site2.
---------------------------------------------------------------------------------------------------------------
1B.  One Galaxy 4R                       October 25, 1999 (the         .  Shipped from Contractor's facility
     Spacecraft                          "Shipment Date")1             .  Delivery Site at Launch Site2.
---------------------------------------------------------------------------------------------------------------
1C.  One PAS 9                           January 27, 2000              .  Shipped from Contractor's facility
     Spacecraft                                                        .  Delivery Site at Launch Site2.
---------------------------------------------------------------------------------------------------------------
1D.  One PAS 10                          February 19, 2001             .  Shipped from Contractor's facility
     Spacecraft                                                        .  Delivery Site at Launch Site2.
---------------------------------------------------------------------------------------------------------------
2A.  Launch Support, Mission             In Accordance with Exhibit A  .  Performance Site to be determined
     Operations and In-Orbit Testing                                      pursuant to Paragraph 4.2.
     for Galaxy 10R ("Related                                          .  Fillmore, California
     Services")                                                        .  Castle Rock, Colorado
                                                                       .  El Segundo, California
---------------------------------------------------------------------------------------------------------------
2B.  Launch Support, Mission             In Accordance with Exhibit A  .  Performance Site to be determined
     Operations and In-Orbit Testing                                      pursuant to Paragraph 4.2.
     for Galaxy 4R ("Related                                           .  Fillmore, California
     Services")                                                        .  Castle Rock, Colorado
                                                                       .  El Segundo, California
---------------------------------------------------------------------------------------------------------------
2C.  For PAS 9                           In Accordance with Exhibit A  .  Performance Site to be determined pursuant to Paragraph 4.2.
                                                                       .  Fillmore, California
                                                                       .  Castle Rock, Colorado
                                                                       .  El Segundo, California
---------------------------------------------------------------------------------------------------------------
2D.  For PAS 10                          In Accordance with Exhibit A  .  Performance Site to be determined pursuant to Paragraph 4.2.
                                                                       .  Fillmore, California
                                                                       .  Castle Rock, Colorado
                                                                       .  El Segundo, California
---------------------------------------------------------------------------------------------------------------
3A.  Documentation for Galaxy 10R        In Accordance with Exhibit A  1500 Hughes Way Long Beach, California
     ("Documentation")
---------------------------------------------------------------------------------------------------------------
3B.  Documentation for Galaxy 4R         In Accordance with Exhibit A  1500 Hughes Way Long Beach, California
     ("Documentation")
---------------------------------------------------------------------------------------------------------------
3C.  For PAS 9                           In Accordance with Exhibit A  1500 Hughes Way Long Beach, California
---------------------------------------------------------------------------------------------------------------
3D.  For PAS 10                          In Accordance with Exhibit A  1500 Hughes Way Long Beach, California
---------------------------------------------------------------------------------------------------------------

/1/ Contractor agrees to ship the Spacecraft from its facility on or before such date as may be necessary to support the launch of the Spacecraft on the Launch Date in accordance with the requirements of this Contract and the Exhibits hereto. [***] Notwithstanding anything herein to the contrary, Contractor shall not be required to ship any Spacecraft earlier than its applicable Shipment Date (as such Shipment Date may be adjusted by mutual agreement of the Parties).

/2/ Delivery Site to be the Launch Integration Facility (Port of Long Beach) in the event Buyer uses Sea Launch.

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     4.2 Designation of Launch Vehicle

         4.2.1 Buyer shall designate a Spacecraft's Launch Vehicle on or before [***] months prior to the Shipment Date for such Spacecraft, in which event the Contract Price shall be increased or decreased by the applicable amount specified in Paragraph
                5.3. If, subsequent to the date that is [***] months prior to such Shipment Date, Buyer requests a change in the Launch Vehicle or Approved Storage Facility for such Spacecraft, such request shall be dealt with as a Change Order Request of Buyer under Article 29.

         4.2.2 Contractor shall not be obligated to spend in excess of a total cumulative amount of [***]. In the event that (i) Buyer has designated [***] and (ii) [***], then the Parties shall negotiate (a) [***] or (b) responsibility for any additional costs to make such Spacecraft [***]

         4.2.3 Buyer shall pay the costs of delivering each Spacecraft to the Launch Site, which costs are included in the Contract Price. Contractor shall arrange and provide transportation required for the deliverables specified in Section 4.1.

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ARTICLE 5.  PRICE

     5.1 The total price (the "Contract Price") for Contractor to provide the Spacecraft, Documentation and Related Services shall be as follows:

          (a)  For Galaxy 10R [***]

          (b)  For Galaxy 4R, [***]

          (c)  For PAS 9, [***]

          (d)  For PAS 10, [***]

     5.2 Buyer shall pay Contractor the Contract Price stated in Paragraph 5.1 above in accordance with Article 6, Paragraph 6.2 of this Contract.

     5.3 The Contract Price for a Spacecraft shall be adjusted in accordance with the following table, based upon the Launch Vehicle designated by Buyer for such Spacecraft pursuant to Paragraph 4.2.1. If Buyer changes the designated Launch Vehicle for the Spacecraft in accordance with Paragraph 4.2.1 (as opposed to Article 29), the Contract Price shall be adjusted in accordance with the following table:

                                  Table 5.3.1
                                  -----------
                          Adjustment to Contract Price
                          ----------------------------


      ---------------------------------------------------------------
             Launch Vehicle                     Adjustment
      ---------------------------------------------------------------
               Sea Launch                          [***]
      ---------------------------------------------------------------
               Delta III                           [***]
      ---------------------------------------------------------------
            Atlas IIAS/IIAR/III                    [***]
      ---------------------------------------------------------------
               Ariane 4/5                          [***]
      ---------------------------------------------------------------
                  Proton                           [***]
      ---------------------------------------------------------------

     Note: Price adjustments are applicable to Galaxy 10R and/or Galaxy 4R.

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     5.4  Any adjustment to the Contract Price under Paragraph 5.3 shall be allocated pro rata over the entire Payment Plan for such Spacecraft (including In-Orbit Performance Incentive Obligations). Adjustments allocated to payments already made shall be promptly paid by Buyer or refunded by Contractor, as the case may be.

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                                  Table 6.2.2
                                  -----------

                       Galaxy 4R - Progress Payment Plan
                       ---------------------------------

-------------------------------------------------------------------
             [***]                 [***]                 [***]
-------------------------------------------------------------------
             [***]                 [***]                 [***]
-------------------------------------------------------------------
             [***]                 [***]                 [***]
-------------------------------------------------------------------
             [***]                 [***]                 [***]
-------------------------------------------------------------------
             [***]                 [***]                 [***]
-------------------------------------------------------------------
             [***]                 [***]                 [***]
-------------------------------------------------------------------
             [***]                 [***]                 [***]
-------------------------------------------------------------------
             [***]                 [***]                 [***]
-------------------------------------------------------------------
             [***]                 [***]                 [***]
-------------------------------------------------------------------
             [***]                 [***]                 [***]
-------------------------------------------------------------------
             [***]                 [***]                 [***]
-------------------------------------------------------------------
             [***]                 [***]                 [***]
-------------------------------------------------------------------
             [***]                 [***]                 [***]
-------------------------------------------------------------------
             [***]                 [***]                 [***]
-------------------------------------------------------------------
             [***]                 [***]                 [***]
-------------------------------------------------------------------
             [***]                 [***]                 [***]
-------------------------------------------------------------------
             [***]                 [***]                 [***]
-------------------------------------------------------------------
             [***]                 [***]                 [***]
-------------------------------------------------------------------
   [***]                           [***]                 [***]
-------------------------------------------------------------------
   [***]                           [***]                 [***]
-------------------------------------------------------------------
   [***]                           [***]                 [***]
-------------------------------------------------------------------
   [***]                           [***]                 [***]
-------------------------------------------------------------------
[***]

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                                  Table 6.2.3
                                  -----------
                              PAS 9 - Payment Plan
                              --------------------

----------------------------------------------------------------------
                    [***]              [***]                   [***]
----------------------------------------------------------------------
                    [***]              [***]                   [***]
----------------------------------------------------------------------
                    [***]              [***]                   [***]
----------------------------------------------------------------------
                    [***]              [***]                   [***]
----------------------------------------------------------------------
                    [***]              [***]                   [***]
---------------------------------------------------------------------
                    [***]              [***]                   [***]
----------------------------------------------------------------------
                    [***]              [***]                   [***]
----------------------------------------------------------------------
                    [***]              [***]                   [***]
----------------------------------------------------------------------
                    [***]              [***]                   [***]
----------------------------------------------------------------------
                    [***]              [***]                   [***]
----------------------------------------------------------------------
 [***]                                 [***]                   [***]
----------------------------------------------------------------------
 [***]                                 [***]                   [***]
----------------------------------------------------------------------
 [***]                                 [***]                   [***]
----------------------------------------------------------------------
 [***]                                 [***]                   [***]
----------------------------------------------------------------------
 [***]                                 [***]                   [***]
----------------------------------------------------------------------

                                  Table 6.2.4
                                  -----------
                             PAS 10.y- Payment Plan
                             ----------------------


----------------------------------------------------------------------
                    [***]                [***]                   [***]
----------------------------------------------------------------------
                    [***]              [***]                   [***]
----------------------------------------------------------------------
                    [***]              [***]                   [***]
----------------------------------------------------------------------
                    [***]              [***]                   [***]
----------------------------------------------------------------------
                    [***]              [***]                   [***]
----------------------------------------------------------------------
                    [***]              [***]                   [***]
---------------------------------------------------------------------
                    [***]              [***]                   [***]
----------------------------------------------------------------------
                    [***]              [***]                   [***]
----------------------------------------------------------------------
                    [***]              [***]                   [***]
----------------------------------------------------------------------
                    [***]              [***]                   [***]
----------------------------------------------------------------------
                    [***]              [***]                   [***]
----------------------------------------------------------------------
 [***]                                 [***]                   [***]
----------------------------------------------------------------------
 [***]                                 [***]                   [***]
----------------------------------------------------------------------
 [***]                                 [***]                   [***]
----------------------------------------------------------------------
 [***]                                 [***]                   [***]
----------------------------------------------------------------------
 [***]                                 [***]                   [***]
----------------------------------------------------------------------

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

     6.3  Incentives Obligations

          6.3.1  The following definitions are applicable to this Section 6.3:

                 6.3.1.1 "Specified Operation Lifetime" means fifteen (15) years.

                 6.3.1.2 "Successfully Operating Payload." Each Spacecraft shall be equipped with one or more Payloads, as specified in Exhibit B. Each Payload shall be deemed to be Successfully Operating if at least that number of Transponders that is one more than one-half of the total number of Transponders within such Payload are Successfully Operating Transponders (as defined below).

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

ARTICLE 37.  LIQUIDATED DAMAGES FOR LATE PERFORMANCE

    37.1 In the event that (i) the shipment of a Spacecraft is delayed due to the fault of Contractor (and/or Contractor's subcontractors or suppliers) and is not shipped on or before the applicable Shipment Date identified under Article 4 (as such date may be adjusted by mutual agreement of the Parties) or (ii) Contractor does not timely deliver the Exhibit H Certain Documentation required to be delivered prior to launch, Contractor shall pay liquidated damages for such Spacecraft as follows:

          37.1.1 For [***]delay, Contractor shall pay to Buyer liquidated damages equal to:

                  (i)    with respect to Galaxy 10R or Galaxy 4R [***]; and

                  (ii)   with respect to PAS 9, [***]; and

                  (iii)  with respect to PAS 10, [***]; and

                  (iv) with respect to a replacement Spacecraft for PAS 10 (if ordered by Buyer pursuant to Paragraph 38.5 [***]

          37.1.2 For each of [***] Contractor shall pay to Buyer additional liquidated damages equal to:

                  (i)    with respect to Galaxy 10R or Galaxy 4R [***]; and

                  (ii)   with respect to PAS 9 [***]; and


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                (iii)   with respect to PAS 10, [***]; and

                (iv) with respect to a replacement Spacecraft for PAS 10 (if ordered by Buyer pursuant to Paragraph 38.5), [***]

    37.2 In the event of any delay of a partial month, the amounts specified in Paragraphs 37.1.1(i), (ii) and (iv), and 37.1.2(i), (ii) and (iv), as applicable, shall be pro rated on a day-for-day manner based upon the number of days in such month.

    37.3 Contractor shall pay to Buyer the liquidated damages owed pursuant to Paragraphs 37.1.1 and 37.1.2 within thirty (30) days of invoice from Buyer.

    37.4 The Parties understand and agree that the liquidated damages provided under this Article 37 shall be in lieu of all other remedies of any kind except for Buyer's rights and remedies under Articles 11 and 14. The amounts presented in Paragraph 37.1 shall constitute liquidated damages for such late shipment and shall not constitute a penalty. The Parties acknowledge and agree that such liquidated damages are believed to represent a genuine estimate of the losses that would be suffered by reason of any such delay (which losses would be difficult or impossible to calculate with certainty).

    37.5 The Parties agree that the provisions of this Article 37 shall apply separately to each Spacecraft, and that the maximum liquidated damages for a Spacecraft under this Article 37 is: (i) with respect to Galaxy 10R or Galaxy 4R, [***]; and (ii) with respect to PAS 9 or a PAS 10 replacement Spacecraft (if ordered, pursuant to Paragraph 38.5), [***] and (iii) with respect to PAS 10, [***].

    37.6 Notwithstanding the above paragraphs 37.1, 37.2 and 37.5 in Article 37 above, and in accordance with the Memorandum of Agreement between the Buyer and the Contractor dated October 16, 2000, Buyer and

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          Contractor agree that (i) the total amount of liquidated damages for
          PAS 9 shall be [***] plus any interest due in accordance with Article 6, Section 6.6 of this Contract (all unpaid amounts related thereto to be paid upon execution of Amendment No. 2), and (ii) in consideration for revising the delivery date for PAS 10 to February 19, 2001, and in addition to the amounts to which Buyer is entitled under Paragraphs
          37.1.1 and 37.1.2, the Buyer shall receive [***]


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ARTICLE 38.  OPTION SPACECRAFT

    38.1 Buyer shall have the option (the "Option") to purchase from Contractor additional HS601HP spacecraft (the "Option Spacecraft") in accordance with this Article 38. Buyer shall exercise this Option by written notice to Contractor, and shall approve [***] for such Option Spacecraft, unless the Option is a replacement Spacecraft for PAS 10, on or before the later to occur of (i) the date of Option exercise or
          (ii) the date that is [***] prior to the applicable Shipment Date. Upon Buyer's exercise of the Option for an Option Spacecraft, Contractor shall construct and deliver such Option Spacecraft, perform all Related Services and deliver all Documentation therefor, in accordance with the terms and provisions of this Contract (except as expressly provided otherwise in this Article 38 and subject to Paragraph 14.9, to the extent applicable), and all references in the Contract to "Spacecraft" shall thereafter be deemed to include such Option Spacecraft.

    38.2 Subject to the last sentence of this Paragraph 38.2, the "Shipment Date" for an Option Spacecraft purchased by Buyer shall be the date [***]:

               As applicable,

               (i)   With respect to PAS 9, January 27, 2000;

               (ii)  With respect to PAS 10, February 19, 2001;

               (iii) With respect to an Option for replacement of PAS 10, [***]
                     after receipt of written order and provided that initial payment is received by the Contractor no later than 10 business days after the later of (i) receipt of written order or (ii) the business day that the Buyer receives a proper invoice therefor from the Contractor. If the initial payment is received by the Contractor later than 10 business days after the later of (i) receipt of written order or (ii) the business

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                     day that the Buyer receives a proper invoice therefor from the Contractor, the Shipment Date for the Option Spacecraft shall be revised to the date that is [***] after Contractor's receipt of the initial payment.

    38.3 Upon exercise of the Option to purchase an Option Spacecraft, the Option shall continue to be an Option to purchase two Option Spacecraft, up to a maximum of four spacecraft purchased under this Contract (including Galaxy 10R and Galaxy 4Rbut not including a Replacement Spacecraft). By way of example: if Buyer has exercised the Option to purchase a total of two Option Spacecraft, the Option shall expire. [Note: The Buyer has exercised both Options, therefore, only the Option described in Article 38, Paragraph 5, remains open at the date of this Amendment 2.]

    38.4 The Contract Price for each Option Spacecraft shall include all Related Services and Documentation, and shall be based upon use of an Ariane 4 or 5 Launch Vehicle. For any Option Spacecraft purchased by Buyer, the Contract Price will be paid in accordance with the payment plan attached hereto as Exhibit F (subject to pro rata adjustment in the event of a change in the Contract Price). [***] Note: This Option was exercised and the first Option is PAS 9 and the second Option is PAS 10. No Options remain under this paragraph.

    38.5  Option for Replacement Spacecraft:  In the event that PAS 10, on or
          ---------------------------------
          before its Commencement Date (i) suffers a launch failure or (ii) one or more Payloads are not Successfully Operating Payloads or (iii) is significantly impaired (whether by shortened lifetime, operational constraints or otherwise), then the Buyer has the option to procure from the Contractor a replacement Spacecraft within [***] of the PAS 10 Launch, or in the case of Payloads that are not Successfully Operating

PanAmSat and Boeing Proprietary Information
Subject to restrictions on Contract title page                      Amendment 2

                                                   Buyer______ Contractor ______

[***] Filed separately with the Commission pursuant to a request for confidential treatment

          Payloads or a significantly impaired Spacecraft, the PAS 10 Commencement Date, as applicable. The Parties shall agree, in writing, on the Commencement Date, if the Spacecraft is, or is expected to become, significantly impaired. If the Buyer exercises this option:
          (a) the Shipment Date for such additional Option Spacecraft shall be [***] after receipt, by the Contractor, of written order provided that initial payment is received by the Contractor no later than 10 business days after the later of (i) receipt of such written order or
          (ii) the business day that the Buyer receives a proper invoice therefor from the Contractor, such written order being based upon [***] (b) The price for such replacement Spacecraft shall be [***];
          (c) The configuration for such replacement Spacecraft shall be [***]; and (d) the Statement of Work specification and test plans shall be the same as that for PAS 10. If initial payment is received by the Contractor later than 10 business days after the later of (i) the receipt of written order for such replacement Spacecraft, or (ii) the business day that the Buyer receives a proper invoice therefor from the Contractor, the Shipment Date shall be revised to the date that is [***] after receipt of the initial payment.

PanAmSat and Boeing Proprietary Information
Subject to restrictions on Contract title page                      Amendment 2

                                                   Buyer______ Contractor ______

[***] Filed separately with the Commission pursuant to a request for confidential treatment